For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	Duke Capital Corp.

2.   Date of Purchase
	02/12/04

3.   Number of Securities Purchased
	24,200.92

4.   Dollar Amount of Purchase
	$2,464,138

5.   Price Per Unit
	$101.82

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Morgan Stanley

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Citigroup
Deutsche Bank Securities
UBS Investment Bank


For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST Goldman Sachs
High Yield Portfolio

1.   Name of Issuer:
	Rhodia

2.   Date of Purchase
	05/07/04

3.   Number of Securities Purchased
	17,500

4.   Dollar Amount of Purchase
	$1,693,002.50

5.   Price Per Unit
	$96.743

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

BNP Paribas
Credit Suisse First Boston
Goldman Sachs Intl.
Calyon
Natexis Banques Populaires








For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	Goldman Sachs

2.   Date of Purchase
	02/12/04

3.   Number of Securities Purchased
	4,300

4.   Dollar Amount of Purchase
	$430,000

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

ABN AMRO Incorporated
Blaylock & Partners
BNP Paribas
Commerzbank Securities
Credit Lyonnais Securities
Daiwa Securities SMBC Europe
Deutsche Bank Securities
HSBC
ING Financial Markets
JP Morgan
Mellon Financial Markets
Suntrust Robinson Humphrey
Utendahl Capital Partners
Wachovia Securities
Wells Fargo





For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	LBMLT 04-1 A3

2.   Date of Purchase
	02/05/04

3.   Number of Securities Purchased
	12,050

4.   Dollar Amount of Purchase
	$1,205,000

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Greenwich Capital

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

WAMU Capital Corp.





For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	Novostar Nim 04-1

2.   Date of Purchase
	01/30/04

3.   Number of Securities Purchased
	8,300

4.   Dollar Amount of Purchase
	$830,000

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Greenwich Capital

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Wachovia Securities
Deutsche Bank Securities
RBS Greenwich Capital
Morgan Stanley



For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	PG&E 6.05

2.   Date of Purchase
	03/18/04

3.   Number of Securities Purchased
	8,939.997

4.   Dollar Amount of Purchase
	$889,637

5.   Price Per Unit
	$99.512

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Lehman

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Lehman Brothers
UBS Investment Bank
Citigroup
Banc One Capital Markets, Inc.
Credit Suisse First Boston
ABN AMRO Inc.
Barclays Capital Markets, Inc.
BNP Paribas
Deutsche Bank Securities
BNY Capital Markets, Inc.
Blaylock & Partners, L.P.
Siebert Brandford Shank & Co.


For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: American Skandia Trust - AST Goldman Sachs Mid Cap Growth Portfolio

1.   Name of Issuer:
	Citadel Broadcasting Corporation

2.   Date of Purchase
	02/11/04

3.   Number of Securities Purchased
	663,000

4.   Dollar Amount of Purchase
	$1,259,700

5.   Price Per Unit
	$19.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Credit Suisse First Boston
Goldman Sachs
Deutsche Bank Securities
Merrill Lynch & Co.
Bear Stearns
JP Morgan
UBS Investment
Wachovia Securities


For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I. Name of Fund: American Skandia Trust - AST Goldman Sachs Mid Cap Growth Portfolio

1.   Name of Issuer:
	Kinetic Concepts Inc.

2.   Date of Purchase
	02/23/04

3.   Number of Securities Purchased
	5,500

4.   Dollar Amount of Purchase
	$165,000

5.   Price Per Unit
	$30.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Merrill Lynch & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Merrill Lynch & Co.
JP Morgan
Credit Suisse First Boston
Goldman Sachs
Citigroup
Deutsche Bank Securities
Piper Jaffray
SG Cowen



For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST Goldman Sachs
Small Cap Value Portfolio

1.   Name of Issuer:
	Renovis Inc.

2.   Date of Purchase
	02/04/04

3.   Number of Securities Purchased
	17,884

4.   Dollar Amount of Purchase
	$214,608

5.   Price Per Unit
	$12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	CIBC World Markets

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman Sachs
CIBC World Markets
Piper Jaffray
SC Cowen



For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST Goldman Sachs
Small Cap Value Portfolio

1.   Name of Issuer:
	Westar Energy Inc.

2.   Date of Purchase
	03/17/04

3.   Number of Securities Purchased
	12,650

4.   Dollar Amount of Purchase
	$261,222.50

5.   Price Per Unit
	$20.65

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Citigroup

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Citigroup
Lehman Brothers
Wachovia Securities
JP Morgan
Credit Suisse First Boston
BNY Capital Markets
Deutsche Bank Securities
A.G. Edwards & Sons
Edward D. Jones & Co.



For the fiscal period ended 6/30/04
File number 811-5186

					SUB-ITEM 77-0

					EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  American Skandia Trust - AST DeAM Bond
Portfolio

1.   Name of Issuer:
	MBNAS 04-A4

2.   Date of Purchase
	04/06/04

3.   Number of Securities Purchased
	14,512.335

4.   Dollar Amount of Purchase
	$1,450,000

5.   Price Per Unit
	$99.915

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Lehman

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Barclays Capital
Lehman Brothers
Banc of America Securities
Credit Suisse First Boston
Deutsche Bank Securities
JP Morgan
Merrill Lynch